Summary of Significant Accounting Policies - Major Components of Inventories (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Raw materials	$ 1,286,151	$ 1,323,655	$ 1,667,154
Work-in-progress	399,738	428,753	419,906
Finished goods	1,140,543	1,065,458	1,449,854
Reduction to LIFO cost	(1,218,604)	(1,172,891)	(1,356,378)
Total Inventories	$ 1,607,828	$ 1,644,975	$ 2,180,536